                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                    MSC.SOFTWARE CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
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                applies:
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           (3)  Per unit price or other underlying value of transaction
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/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
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

                                                              MSC.Software Corporation
[LOGO]                                                        815 Colorado Boulevard
                                                              Los Angeles, CA 90041

                            NOTICE OF ANNUAL MEETING

Dear Stockholder:

    On Wednesday, May 10, 2000, MSC.Software Corporation (the "Company") will hold its 2000 Annual Meeting of Stockholders at the Hilton Hotel, 150 S. Los Robles Avenue, Pasadena, California 91101. The meeting will begin at 10:00 a.m.

    Only stockholders who owned stock at the close of business on March 27, 2000 can vote at this meeting or any adjournments that may take place. At the meeting we will:

    1.  Elect two Directors to the Board of Directors;

    2.  Vote on the Company's 2000 Executive Cash or Stock Bonus Plan;

    3. Vote on an amendment to the Company's 1998 Stock Option Plan that increases the number of shares authorized to be issued under the Plan by 1,000,000 shares and increases the number of options that can be granted to any individual during any calendar year from 200,000 to 500,000;

    4. Ratify the appointment of Ernst & Young LLP as independent auditors for 2000; and

    5.  Attend to other business properly presented at the meeting.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOUR PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

    At the meeting we will also report on the Company's 1999 business results and other matters of interest to stockholders.

    The approximate date of mailing for this proxy statement and card(s) is March 31, 2000.

                                          By Order of the Board of Directors,

                                          Louis A. Greco
                                          SECRETARY AND CHIEF FINANCIAL OFFICER

March 29, 2000

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
QUESTIONS AND ANSWERS.......................................      1

PROPOSALS YOU MAY VOTE ON...................................      3

  1.  Election of Directors.................................      3

  2.  Bonus Plan............................................      3

  3.  Amendment to the 1998 Plan............................      3

  4.  Ratification of the Appointment of Ernst & Young LLP
      as Independent Auditors...............................      3

THE BOARD OF DIRECTORS......................................      4

  Nominees for Directors....................................      4

  Continuing Directors......................................      4

  Statement on Corporate Governance.........................      5

  Directors' Compensation...................................      7

  Security Ownership of Certain Beneficial Owners and
    Management..............................................      8

  Compensation Committee Interlocks and Insider
    Participation...........................................      9

EXECUTIVE COMPENSATION......................................     10

  Report of the Compensation Committee......................     10

  Summary Compensation Table................................     12

  Option Grant Table........................................     13

  Aggregated Option Exercises and Year-End Option Values....     14

  Severance Plans and Other Information.....................     15

  Performance Graph.........................................     16

APPROVAL OF THE 2000 EXECUTIVE CASH OR STOCK BONUS PLAN.....     17

AMENDMENT TO 1998 STOCK OPTION PLAN, AS AMENDED.............     20

  Summary Description of the 1998 Plan......................     20

  Federal Income Tax Treatment of Options under the 1998
    Plan....................................................     22

  Specific Benefits.........................................     22

OTHER MATTERS...............................................     23

  Section 16(a) Beneficial Ownership Reporting Compliance...     23

  Exhibits to Annual Report on Form 10-K....................     23

EXHIBIT A...................................................    A-1

EXHIBIT B...................................................    B-1

                             QUESTIONS AND ANSWERS

 1.  Q:   WHAT MAY I VOTE ON BY PROXY?
     A:   (1) The election of nominees to serve on the Board of
              Directors;
          (2) The proposed MSC.Software Corporation 2000 Executive
          Cash or Stock Bonus Plan (the "Bonus Plan");
          (3) The proposed amendment to the Company's 1998 Stock
          Option Plan, as amended ("1998 Plan") to increase the number of shares authorized to be issued under the 1998 Plan by
              1,000,000 shares and to increase the number of options
              that can be granted to any individual in any calendar
              year from 200,000 to 500,000; and
          (4) The ratification of the appointment of Ernst & Young LLP as independent auditors for 2000.

 2.  Q:   HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
     A:   The Board recommends a vote FOR each of the nominees, FOR
          the Bonus Plan, FOR the amendment to the 1998 Plan and FOR the ratification of Ernst & Young LLP as independent
          auditors for 2000.

 3.  Q:   WHO IS ENTITLED TO VOTE?
     A:   Stockholders as of the close of business on March 27, 2000
          (the "Record Date") are entitled to vote at the Annual
          Meeting.

 4.  Q:   HOW DO I VOTE?
     A:   Complete, sign and date each proxy card you receive and
          return it in the prepaid envelope. You have the right to
          revoke your proxy at any time before the meeting by:
          (1) notifying the Secretary of the Company in writing;
          (2) voting in person; OR
          (3) returning a later-dated proxy card.

 5.  Q:   WHO WILL COUNT THE VOTES?
     A:   Representatives of Chase Mellon Shareholder Services L.L.C.
          will count the votes and act as the inspector of election.

 6.  Q:   IS MY VOTE CONFIDENTIAL?
     A:   Proxy cards, ballots and voting tabulations that identify
          individual stockholders are mailed or returned directly to
          Chase Mellon Shareholder Services L.L.C. and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit Chase
          Mellon Shareholder Services L.L.C. to tabulate and certify the vote; (2) as required by law; or (3) in limited
          circumstances such as a proxy contest in opposition to the
          Board. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your
          identity will be kept confidential unless you ask that your name be disclosed.

 7.  Q:   WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?
     A:   The shares on your proxy card(s) represent ALL of your
          shares. If you do not return your proxy card(s), your shares will not be voted.

 8.  Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
     A:   If your shares are registered differently and are in more
          than one account, you will receive more than one proxy card.
          Sign and return all proxy cards to ensure that all your
          shares are voted. We encourage you to have all accounts
          registered in the same name and address (whenever possible).
          You can accomplish this by contacting our transfer agent,
          Chase Mellon Shareholder Services L.L.C.

 9.  Q:   HOW MANY SHARES CAN VOTE?
     A:   As of the Record Date, March 27, 2000, 14,042,053 shares of common stock, the only voting securities of the Company,
          were issued and outstanding. Every stockholder of common
          stock is entitled to one vote for each share held.

10.  Q:   WHAT IS A "QUORUM"?
     A:   A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For
          the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a
          particular matter or if instructions were never received
          from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for
          quorum purposes and for the purpose of determining the
          outcome of any matter submitted to the stockholders for a
          vote. However, abstentions do not constitute a vote "for" or
          "against" any matter and will be disregarded in the
          calculation of a plurality.

11.  Q:   WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?
     A:   A quorum must have been established in order to consider any matter. To elect directors, the two candidates for director who receive the most votes will become directors of the
          Company. To approve the Bonus Plan and the amendment to the
          1998 Plan, a majority of the shares represented at the
          meeting, either in person or by proxy, must be voted in
          favor of the Bonus Plan and the amendment respectively, with at least 50% of the total outstanding shares of common stock of the Company voting (either "for" or "against") on the
          Bonus Plan and the amendment, as the case may be (an
          abstention will count as a vote against the Bonus Plan or
          the amendment to the 1998 Plan, as the case may be). To
          ratify the appointment of auditors, a majority of the shares represented at the meeting, either in person or by proxy,
          must be voted in favor of the auditors.
          Any shares that are considered broker non-votes with respect to a particular matter will be treated as not present and
          not entitled to vote with respect to that matter, even
          though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.  Q:   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
     A:   Although we do not know of any business to be considered at the 2000 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card will give
          authority to each of Frank Perna and Louis A. Greco to vote on such matters at their discretion.

13.  Q:   WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL
          MEETING DUE?
     A:   All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to
          Louis A. Greco, Secretary and Chief Financial Officer,
          MSC.Software Corporation, 815 Colorado Boulevard, Los
          Angeles, California 90041 by November 29, 2000. Any proposal received after this date will be considered untimely. Each proposal must comply with applicable law and the Company's
          Bylaws. A stockholder proposal (other than in respect of a nominee for election to the Board of Directors) to be
          presented at the next annual meeting of stockholders but not submitted for inclusion in the proxy statement will be
          considered untimely under the SEC's proxy rules if received after April 9, 2001.

14.  Q:   CAN A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE
          COMPANY?
     A:   No. The Nominating Committee of the Board will not consider nominees recommended by the stockholders.

15.  Q:   HOW MUCH DID THIS PROXY SOLICITATION COST?
     A:   The Company hired Chase Mellon Shareholder Services, L.L.C.
          to assist in the distribution of proxy materials and
          solicitation of votes for $9,500 plus estimated
          out-of-pocket expenses of $2,500. The Company also
          reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to
          stockholders.

                           PROPOSALS YOU MAY VOTE ON

1.  ELECTION OF DIRECTORS

    There are two nominees for election this year. Detailed information on each nominee, along with information on the other continuing directors, is provided at pages 4 and 5. Two directors are elected annually. All directors serve for a term of three years. The Company does not expect any of the nominees to become unavailable to stand for election, but should this happen, the Board will designate a substitute. Proxies voting on the original nominee will be cast for the substitute.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2.  BONUS PLAN

    The Board has approved the MSC.Software Corporation 2000 Executive Cash or Stock Bonus Plan. The Board believes that the Bonus Plan will help promote the interests of the Company by attracting, retaining and rewarding key executives that contribute to the Company's success and will provide incentives based on objectives that increase stockholder value.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE BONUS PLAN.

3.  AMENDMENT TO THE 1998 PLAN

    The Board has approved an amendment to the Company's 1998 Stock Option Plan to increase the number of authorized shares under the 1998 Plan by 1,000,000 for a total of 3,500,000 authorized shares of common stock of the Company and to increase the total number of options that can be granted to any individual during any calendar year from 200,000 to 500,000. The Board has recommended that the amendment to the Plan be approved by the stockholders. The amendment to the Plan that was approved by the Board would amend and restate subsection "1.4.2 SHARE LIMITS" to read as follows:

       "1.4.2 SHARE LIMITS. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 3,500,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors is 60,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 500,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2."

    In all other respects, the 1998 Plan will remain unchanged. The 1998 Plan unambiguously provides only for options granted at prices at or above fair market value on the date of grant, does not authorize reload options or option repricing, and limits options to a term of 10 years after the date of grant.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1998 PLAN.

4.  RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

    The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP ("Ernst & Young") as our independent auditors for 2000. Ernst & Young has served as our independent auditors since 1983. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of Ernst & Young will attend the Annual Meeting to answer appropriate questions. They also may make a statement if they so desire.

    Audit services provided by Ernst & Young during 1999 included an audit of the Company's consolidated financial statements, an audit of the Company's Profit Sharing Plan and consultation on various tax and accounting matters.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG'S APPOINTMENT AS INDEPENDENT AUDITORS FOR 2000.

                             THE BOARD OF DIRECTORS

NOMINEES FOR DIRECTORS

    The following table sets forth certain information regarding the directors in Class III who are nominees for election to the Board of Directors for a three-year term.

                                                                                          DIRECTOR
      NAME          AGE                            LAST FIVE YEARS                         SINCE
      ----        --------                         ---------------                        --------
George N.            66      Former Chairman of the Board of the Company (February 1,       1983
Riordan                      1997 to December 14, 1998). Mr. Riordan is also Managing
                             Director, George Riordan & Co., investment bankers
                             (February 1991 to present) and is a director of Pancho's
                             Mexican Buffet, Inc. (1993 to present). Mr. Riordan was
                             previously a director of Lewis Galoob Toys, Inc. (1994 to
                             1996).

William F. Grun      53      Mr. Grun is a private investor and consultant. From 1996 to    1997
                             1999, he was the President and Chief Operating Officer of
                             Optum Software, a privately held supply chain software
                             company. From 1989 to 1996, he was an executive with
                             AlliedSignal (now Honeywell International) where he held
                             several positions including President of Aerospace Systems and Equipment.

CONTINUING DIRECTORS

    The following table sets forth certain information, furnished to the Company by the respective persons named below, about the directors who comprise Class I and Class II of the Company's Board of Directors.

    The following Class I director is currently serving until the 2001 Annual Meeting and until his successor is elected and qualified:

                                                                                          DIRECTOR
      NAME          AGE                            LAST FIVE YEARS                         SINCE
      ----        --------                         ---------------                        --------
Frank Perna          62      Chairman and Chief Executive Officer (December 14, 1998 to     1994
                             present) of the Company. Chairman and Chief Executive
                             Officer, EOS, a privately held provider of power supplies
                             for electrical equipment and notebook computers (1994 to
                             1998). Mr. Perna also serves as a director of
                             Software.com, Inc., a privately held company that develops internet and intranet-based messaging server software, and
                             Intellisys, a privately held electronics distributor.
                             Mr. Perna previously served as director of PDA Engineering
                             (1990 to 1994) and was a member of the Board of Directors
                             of PDA Engineering at the time it was acquired by the
                             Company.

    The Nominating Committee is currently searching for candidates to fill the vacancy created by Thomas Curry's resignation from the Board in April 1999. The Company intends to maintain the size of the Board at six directors. Once a suitable candidate has been qualified and appointed, he or she will serve the remainder of Mr. Curry's term as a Class I director and until a successor is elected and qualified.

    The following Class II directors are currently serving until the 2002 Annual Meeting and until their respective successors are elected and qualified:

                                                                                          DIRECTOR
      NAME          AGE                            LAST FIVE YEARS                         SINCE
      ----        --------                         ---------------                        --------
Donald Glickman      67      General Partner, J.F. Lehman and Company, a private equity     1998
                             investment firm (1993 to present). Mr. Glickman currently
                             serves as Chairman of Elgar Electronics (1998 to present), and a director of Burke Industries (1997 to present),
                             Monroe Muffler Brake Inc. (1984 to present), General
                             Aluminum (1988 to present) and Massachusetts Mutual
                             Corporate Investors (1992 to present).

Larry S. Barels      51      Principal, Pacific Capital Resources, Mr. Barels' private      1998
                             consulting practice (1996 to present). Chairman, Driveway
                             Corp., a provider of Internet file storage solutions.
                             Chairman, Software.com, Inc., a privately held company that develops Internet and intranet-based messaging server
                             software (1995 to 1997). Chairman and CEO, Wavefront
                             Technologies, a company involved in digital image
                             manipulation and computer animation (1985 to 1995).
                             Mr. Barels is currently a director of Miramar Systems
                             (1990 to present).

STATEMENT ON CORPORATE GOVERNANCE

    The Board held eight meetings during 1999, and all of the directors attended at least 75% of the Board meetings and committee meetings of which they were members.

    Although the full Board considers all major decisions of the Company, the Board has established several standing committees to more fully address certain areas of importance to the Company. The three committees of the Board are the:

    - Audit Committee;

    - Nominating Committee; and

    - Compensation Committee

    The Committees are currently composed of:


--------------------------------------------------------------------------------
NAME                                        AUDIT(1)   COMPENSATION(1)   NOMINATING
Donald Glickman                                X              X(2)
-----------------------------------------------------------------------------------
Larry S. Barels                                               X              X(2)
George N. Riordan                              X                             X
-----------------------------------------------------------------------------------
William F. Grun                                X(2)           X
Frank Perna                                                                  X

------------------------

NOTES TO MEMBERSHIP ROSTER:

(1) The Audit and Compensation Committees are composed entirely of outside directors.

(2) Indicates Committee Chairman.

    AUDIT COMMITTEE: The Audit Committee examines accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews and approves the Company's financial disclosures, and communicates with the Company's independent auditors. The Audit Committee met four times in 1999.

    NOMINATING COMMITTEE: The Nominating Committee is responsible for nominating directors to serve on the Board. The Nominating Committee does not consider nominees recommended by the stockholders. The Nominating Committee met once in 1999.

    COMPENSATION COMMITTEE: The Compensation Committee reviews the compensation paid to corporate officers and makes recommendations regarding changes in salary, profit sharing, and yearly bonuses awarded to employees. This committee also administers the 1991 Stock Plan and the 1998 Stock Plan. The Compensation Committee met twice in 1999.

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: On June 18, 1999, MSC acquired all of the outstanding stock of MARC Analysis Research Corporation ("MARC") pursuant to an Agreement and Plan of Merger dated as of May 26, 1999 among MSC, MSC Holdings Co. II, a wholly-owned subsidiary of MSC (the "Merger Sub"), MARC and the following significant shareholders: Dendron Technology B.V., a Dutch corporation ("Dendron"), Fronos Technology B.V., a Dutch corporation ("Fronos") and Nearchos Irinarchos, a person known to MSC to beneficially own more than five percent of MSC's voting securities (the "Merger Agreement"). Dendron and Fronos are each owned by Mr. Irinarchos. The transaction had a two-step structure whereby MSC purchased approximately 42% of MARC's outstanding common stock from Dendron and Fronos pursuant to a Stock Purchase Agreement dated as of May 26, 1999 among Dendron, Fronos and MSC (the "Stock Purchase Agreement"), and immediately thereafter, pursuant to the Merger Agreement, the Merger Sub merged with and into MARC, with MARC being the surviving corporation and a wholly-owned subsidiary of MSC.

    The aggregate purchase price for the acquisition paid to shareholders and holders of options of MARC was valued at approximately $36 million. The Merger Agreement provided for a cash purchase price of approximately $20.3 million and the Stock Purchase Agreement provided for MSC to issue a package of securities to Dendron and Fronos, including $11 million principal amount of subordinated notes due in 10 years, approximately $3.2 million principal amount of subordinated notes due in two years, $2 million principal amount of MSC's 7 7/8% convertible subordinated debentures due August 18, 2004 and five year warrants to purchase 1,400,000 shares of MSC common stock at an exercise price of $10.00 per share. Mr. Irinarchos beneficially owns approximately 9.9% of MSC's voting securities as a result of his ownership of these securities.

    The purchase price was determined through arms-length negotiations between members of the Board of MSC and representatives of MARC. MSC considered the revenues and results of operations of MARC in recent periods, estimates of the business potential of MARC, MARC's software offerings in the non-linear finite element analysis market segment and other synergies of the two companies (such as the ability to offer a full suite of finite element analysis products and leveraging and distribution channels).

    BOARD EVALUATION. In 1997, the Board implemented a process to evaluate Board performance and effectiveness. In 1999, the directors completed a Board evaluation questionnaire addressing twelve performance standards relating to the Board as a whole. In addition to the evaluation questionnaire, each Board member also completed a director evaluation form rating each of the other directors excluding themselves. The Board evaluation questionnaire and the director evaluation form were both modeled on samples provided in the Blue Ribbon Commission Report of the National Association of Corporate Directors. The completed questionnaires and evaluation forms were mailed confidentially to the Company's outside auditors who tabulated the results as to the Board's overall performance. Upon receiving the tabulated results from the auditors, the Nominating Committee reviewed the process and analyzed the results. In March 2000, the Nominating Committee presented a synthesis of the assessments and its recommendations to the full Board. The composite ratings in the categories surveyed were all "average" or higher. The Board intends to conduct a self-evaluation process similar to that conducted this year and last year on an annual basis. In addition, the Board will devote time at least twice a year to review and discuss industry trends and issues and the relative performance of the Company in comparison to its competitors and other companies in the industry.

    CHIEF EXECUTIVE OFFICER EVALUATION. The other members of the Board evaluated Mr. Perna in his capacity as Chief Executive Officer on a series of factors including leadership, strategic planning, financial results and succession planning. In each category, Mr. Perna met or exceeded expectations.

DIRECTORS' COMPENSATION

    Directors who are also employees or officers of the Company do not receive any additional compensation for their service on the Board. Currently, non-employee directors receive a $15,000 annual retainer plus $5,000 per year for each committee chair. Directors also receive $2,500 for each Board meeting they attend and $1,500 for each committee meeting they attend. In addition, non-employee directors are reimbursed for all expenses incurred in connection with attendance at meetings of the Board and the performance of Board duties.

    Directors who are not officers or employees of the Company are eligible to participate in the Non-Employee Director Program. Under this program, directors receive a grant of options to purchase 10,000 shares of common stock of the Company upon election to the Board. In addition, directors receive an annual grant of options to purchase 3,000 shares of common stock on the first business day of each calendar year. On January 4, 1999, Larry Barels, Donald Glickman, George Riordan and William Grun each received 3,000 options to purchase common stock of the Company at an exercise price of $7.25. All of the options granted under the program become exercisable 12 months after the date of grant and expire on the fifth anniversary of the grant date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of March 1, 2000 the names, addresses, and holdings of those persons known to the Company to be beneficial owners of more than 5% of its common stock, the names and holdings of each director and each nominee for director, the names and holdings of each executive officer named in the Summary Compensation Table ("named executive officers") and the holdings of all executive officers and directors as a group.


------------------------------------------------------------------------------------------
                                                          AMOUNT BENEFICIALLY
NAME AND ADDRESS OF                                       OWNED AND NATURE OF
BENEFICIAL OWNER                                        BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS(2)
Nearchos Irinarchos                                            1,532,012(3)               9.9%
  Vikavagen 9
  5-167 71 Bromma, Sweden
-----------------------------------------------------------------------------------------------------
Royce & Associates, Inc.                                         944,500(4)               6.8%
  1414 Avenue of the Americas
  New York, NY 10019
Brinson Partners, Inc.                                           864,938(5)               6.2%
  209 South LaSalle Street
  Chicago, IL 60604
-----------------------------------------------------------------------------------------------------
David L. Babson and Company Incorporated                         732,650(6)               5.3%
  One Memorial Drive
  Cambridge, MA 02142
Larry S. Barels                                                   13,000                    *
-----------------------------------------------------------------------------------------------------
Donald Glickman                                                   20,000                    *
William F. Grun                                                   26,000                    *
-----------------------------------------------------------------------------------------------------
Frank Perna, Jr.                                                 161,027                  1.1%
Dan Bryce                                                         36,635                    *
-----------------------------------------------------------------------------------------------------
Louis A. Greco                                                   215,223                  1.5%
David B. Baszucki                                                 15,265                    *
-----------------------------------------------------------------------------------------------------
Kenneth D. Blakely                                               107,448                    *
George N. Riordan                                                 91,600                    *
-----------------------------------------------------------------------------------------------------
All directors and executive officers as a group
  (12 persons)                                                   686,198(7)               4.7%

------------------------

NOTES TO STOCK OWNERSHIP TABLE:

*   Holdings represent less than 1% of all shares outstanding.

(1) Except as provided with respect to certain shares held in trust with the person's spouse and as otherwise provided under state community property laws, beneficial ownership is direct (and includes shares held pursuant to the Company's Profit Sharing Plan, 1994 Supplemental Retirement and Deferred Compensation Plan and Employee Stock Purchase Plan), and the person indicated has sole voting and investment power over the shares of Common Stock indicated. The amounts shown in this column include shares issuable upon (i) conversion of the Company's 7 7/8%

    Convertible Subordinated Debentures due 2004 (the "Debentures") or
    (ii) exercise of options which are exercisable on or within 60 days of March 1, 2000, in the following amounts: Dan Bryce 30,875; Frank Perna, 125,250; George N. Riordan 81,500; Kenneth D. Blakely, 100,000; Louis A. Greco, 180,000; David B Baszucki, 12,500; Larry S. Barels, 13,000; Donald Glickman, 13,000; and William F. Grun, 16,000.

(2) All expressions of percent of class held assume that the Debentures and options, if any, of the particular person or group in question, and no others, have been exercised.

(3) Based upon information set forth in a Schedule 13G filed under the Securities and Exchange Act of 1934 by Nearchos Irinarchos, Dendron Technology B.V. and Fronos Technology B.V. in June 1999. Nearchos Irinarchos is the sole shareholder and general manager of each of Dendron and Fronos and shares the power to vote and the power to dispose or direct the disposition of an aggregate of 1,400,000 shares of Common Stock issuable upon the exercise of warrants of the Company and 152,012 shares of Common Stock issuable upon the conversion of Debentures.

(4) Based upon information set forth in a Schedule 13G/A filed under the Securities Exchange Act of 1934 by Royce & Associates, Inc. and Charles M. Royce in February 2000. These entities are filing as a group. Royce & Associates, Inc. has sole voting and investment power with respect to 944,500 shares of Common Stock. Charles Royce may be deemed to be a controlling person of Royce & Associates, Inc. Mr. Royce does not own any shares outside of these entities, and disclaims beneficial ownership of the shares held by Royce & Associates, Inc.

(5) Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Brinson Partners, Inc. ("Brinson") and UBS AG ("UBSAG") in February 2000. Brinson, in its capacity as a registered investment advisor, and UBSAG, in its capacity as the parent of Brinson, manage accounts that have, on a discretionary basis, the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, 864,938 shares of Common Stock. Each of Brinson and UBSAG disclaim any beneficial ownership of such shares of Common Stock.

(6) Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by David L. Babson and Company Incorporated ("DLB") in February 2000. DLB, in its capacity as investment adviser, may be deemed the beneficial owner of 732,650 shares of Common Stock that are owned by numerous investment advisory clients.

(7) Includes 695,375 shares issuable upon exercise of options granted the directors and executive officers of the Company which are exercisable on or within 60 days of March 1, 2000. See footnote 1 above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    William Grun, Donald Glickman and Larry Barels each served as members of the Compensation Committee during 1999. None of the members of the Compensation Committee are officers or employees, or former officers or employees, of the Company or any of its subsidiaries. No interlocking relationship exists between the members of the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

    THE COMPENSATION COMMITTEE OF THE BOARD HAS FURNISHED THE FOLLOWING REPORT ON EMPLOYEE COMPENSATION. THIS REPORT WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT INTO ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND WILL NOT BE DEEMED SOLICITING MATERIAL OR DEEMED FILED UNDER THOSE ACTS.

    The Compensation Committee of the Board is composed entirely of independent outside directors. We are responsible for the general compensation policies of the Company, and administer the Company's various compensation plans, including its stock option plans and annual salary and bonus plans.

    Each year, we comprehensively review the compensation of the Company's Chief Executive Officer and the other senior executive officers to assure that compensation is appropriately tied to performance and that salary and potential bonus compensation levels are appropriate. To focus and facilitate such review, we developed the following compensation philosophy for the Company:

    - executive compensation should be at or above the 50th percentile of high-tech industry market levels to allow the Company to attract and retain talented management;

    - annual variable compensation should reward the executives for achieving specific results which should lead to increased stockholder value;

    - the majority of variable compensation should be directly related to sustained increases in stockholder value;

    - supplemental benefits and perquisites which reward executives without regard to performance should be minimal; and

    - all employees of the Company should be encouraged to think like stockholders.

    The compensation of the Chief Executive Officer and of the Company's other senior executive officers is comprised of three primary components:

    - Salary

    - Bonus

    - Stock options

    SALARY is fixed at a competitive level to attract and retain qualified candidates. BONUSES are tied specifically to performance of the Company, components or specific business units of the Company and/or individual contributions. STOCK OPTIONS are awarded in amounts we believe necessary to provide incentives for future performance, taking into account individual performance and length of service with the Company. This mix of compensation elements places a significant portion of compensation at risk and emphasizes performance.

    SALARY.  Mr. Perna's base salary was set at $300,000, effective
December 14, 1998 and was determined by us in accordance with the general principles described above. The base salaries for the period from January 1, 1999 to December 31, 1999 for the remaining senior executive officers were similarly reviewed and set, with consideration also given to the relationship of those salaries to the salary of Mr. Perna. Mr. Perna's base salary was confirmed in a letter to Mr. Perna dated June 23, 1999.

    BONUS. For 1999, we established an expected target bonus for Mr. Perna of 50% of his annual base salary that was dependent upon Company performance. Under the 1999 program, the target bonus of other senior executive officers was set 40% of their annual base salary and was also dependent on both (1) specific performance factors established in advance by the Chief Executive Officer and
(2) Company performance.

    For 1999, Mr. Perna's bonus was separated into two components, each based on a measure of Company performance: revenue and earnings per share. The bonus will be paid 50% in stock and 50% in cash. Mr. Perna earned a bonus of $250,000 based on the revenue and earnings per share performance of the Company for fiscal 1999. This bonus will be payable in March 2000.

    STOCK OPTIONS. We believe that the Company should provide greater equity incentives to the Chief Executive Officer and other executive officers to encourage them to think like stockholders and enhance retention and continuity of management. Equity incentives for management at the Company have historically been below the median level at peer companies. We assigned option awards to Mr. Perna and other executive officers in part based on our desire to increase equity incentives at the Company and on their respective compensation levels, individual performance, and their length of service with the Company.

    In December 1995, the United States Internal Revenue Service issued final regulations affecting all publicly held United States corporations (the "Regulations") interpreting the statutory limitation on the tax deductibility of compensation in excess of $1 million for certain executive officers. In general, we consider the anticipated tax treatment to the Company and to its executives of various payments and benefits. However, we will not necessarily limit executive compensation to that which is deductible under the Regulations. We will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

    No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries, or is employed by a company whose board of directors includes a member of the management of the Company.

                                          Compensation Committee:

                                          Donald Glickman, Chairman
                                          Larry S. Barels
                                          William F. Grun

                           SUMMARY COMPENSATION TABLE


-------------------------------------------------------------------------------------------------
                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                    ANNUAL COMPENSATION                AWARDS(1)
                                                                     OTHER ANNUAL      SECURITIES      ALL OTHER
                                                                     COMPENSATION      UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR     SALARY ($)   BONUS ($)(2)      ($)(3)       OPTIONS (#)(4)      ($)(5)
Frank Perna                     1999       306,731            0              0           150,000         37,267
  Chairman and Chief            1998        14,808            0         87,930           278,000              0
  Executive Officer             1997             0            0         48,925             3,000              0
------------------------------------------------------------------------------------------------------------------

Kenneth D. Blakely              1999       193,542       27,181              0           100,000         25,776
  Senior Vice President         1998       191,000       65,000              0           115,000         22,047
                                1997       146,667            0              0                 0         25,605

Louis A. Greco                  1999       210,417       28,363              0            75,000         24,425
  Chief Financial Officer       1998       203,750       73,100              0           105,000         23,747
                                1997       195,000            0              0                 0         35,272
------------------------------------------------------------------------------------------------------------------

Dan Bryce,                      1999       154,792       30,988              0           105,000         17,009
  Vice President                1998       139,340        5,000              0            34,000         10,018
                                1997       134,375        5,000              0                 0         15,679

David B. Baszucki               1999       151,875            0              0           125,000              0
  Vice President                1998             0            0              0                 0              0
                                1997             0            0              0                 0              0

------------------------

NOTES TO SUMMARY COMPENSATION TABLE:

(1) The Company did not make any payments or awards that would be classifiable under the Restricted Stock Award and LTIP Payout columns otherwise required to be included in the Table by the applicable Securities and Exchange Commission ("SEC") disclosure rules.

(2) Annual bonus amounts were paid in the fiscal years indicated, but were accrued and earned in relation to performance during the previous fiscal year. For example, bonuses shown for 1999 were paid in March 1999 but relate to performance for the 1998 fiscal year.

(3) The amounts included in this column for each of the named executive officers do not include the value of certain perquisites which in the aggregate did not exceed the lower of $50,000 or 10% of each named executive's aggregate fiscal 1997, 1998 or 1999 salary and bonus compensation.

(4) Unless otherwise noted, represents shares of stock underlying options granted under the Company's 1991 Stock Option Plan, as amended (the "1991 Plan") and the 1998 Plan. There were no individual grants of stock options in tandem with stock appreciation rights ("SAR's") or freestanding SAR's made during the years ended December 31, 1997, 1998 or 1999 to the above-named executive officers.

(5) Unless otherwise noted, the amounts shown constitute Company contributions on behalf of the named individuals to (a) the Company's Profit Sharing Plan ("PSP") and (b) the Company's Supplemental Retirement and Deferred Compensation Plan ("SERP") in the following amounts: Frank Perna: 1999:
    $12,370 to PSP, $24,897 to SERP; Louis A. Greco: 1999: $12,370 to PSP,
    $12,055 to SERP; 1998: $12,580 to PSP, $11,167 to SERP; 1997: $18,772 to
    PSP, $16,500 to SERP; Kenneth D. Blakely: 1999: $12,370 to PSP, $13,406 to SERP; 1998: $12,580 to PSP, $9,467 to SERP; 1997: $14,972 to PSP, $10,633 to
    SERP; Dan Bryce: 1999: $11,849 to PSP, $5,160 to SERP;

    1998: $10,018 to PSP; 1997: $15,679 to PSP; David B. Baszucki: 1999: $11,558
    to PSP, $5,063 to SERP.

OPTION GRANT TABLE

    The following table presents additional information concerning the stock options shown in the Summary Compensation Table and granted to the named executive officers for fiscal year 1999:


---------------------------------------------------------------------------------------------
                                              INDIVIDUAL GRANTS
                             NUMBER OF
                             SECURITIES      PERCENT OF TOTAL
                             UNDERLYING      OPTIONS GRANTED
                              OPTIONS        TO EMPLOYEES IN    EXERCISE PRICE   EXPIRATION      GRANT DATE
NAME                      GRANTED(#)(1)(2)   FISCAL YEAR 1999     ($/SH)(3)         DATE      PRESENT VALUE($)
Frank Perna                  150,000(4)            9.3%              5.500        12/14/08       420,000(5)
--------------------------------------------------------------------------------------------------------------

Kenneth D. Blakely           100,000(6)            6.2%              5.938         6/23/09       302,000(5)

Louis A. Greco                75,000(6)            4.6%              5.938         6/23/09       226,500(5)
--------------------------------------------------------------------------------------------------------------

Dan Bryce                     30,000(7)            1.9%              5.500         4/26/09        84,000(5)
                              75,000(6)            4.6%              5.938         6/23/09       226,500(5)
David B. Baszucki             50,000(8)            3.1%              6.938         1/12/09       176,500(5)
                              75,000(6)            4.6%              5.938         6/23/09       226,500(5)

------------------------

NOTES TO OPTION GRANT TABLE:

(1) During 1999, options were granted pursuant to the 1991 Plan and the 1998 Plan. Options under the 1991 Plan and the 1998 Plan are nontransferable other than by will or the laws of descent and distribution or, in the case of the 1991 Plan, certain exceptions under Rule 16b-3 of the Securities Exchange Act of 1934. Options under the 1991 Plan are exercisable only during an optionee's term of employment, and for three months after termination of employment if as a result of permanent disability or retirement or resignation approved by the Board. Options under the 1998 Plan are generally exercisable for three months after resignation, twelve months after death or disability and either three or twelve months (depending on the nature of the option) after retirement. Both plans provide that vesting may be accelerated in certain events related to changes in control of the Company, unless the Compensation Committee, prior to such change in control, determines otherwise. The 1991 Plan provides that the Compensation Committee has discretion, subject to certain limits, to modify the terms of outstanding options and to regrant and reprice options. Both plans are administered by the Compensation Committee of the Board.

(2) The 1991 Plan provides, under certain circumstances, for the grant of "reload options" if an optionee uses already-owned shares of Common Stock to pay for the exercise of any options. The reload provision permits the grantee the right to purchase the same number of shares of the Company's Common Stock as the grantee used to exercise any options at an exercise price equal to the fair market value of a share of Common Stock on the date of exercise of the initial option to which the reload relates. The 1998 Plan does not provide for "reload options."

(3) Options were granted at an exercise price equal to the fair market value on the date of grant.

(4) Represents grant to employee of non-qualified stock options to purchase shares of Common Stock granted on April 26, 1999 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

(5) Grant Date Present Value determined under Black-Scholes Valuation Method. The estimated values under the Black-Scholes model are based on the following assumptions: the risk-free rate of return is 6.25%, the expected dividend yield is 0, the expected volatility is 0.497 and the expected term is five years. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

(6) Represents grant to the employee of non-qualified stock options to purchase shares of Common Stock granted on June 23, 1999 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

(7) Represents grant to employee of non-qualified stock options to purchase shares of Common Stock granted on April 26, 1999 under the 1991 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

(8) Represents grant to employee of non-qualified stock options to purchase Common Stock granted on January 12, 1999 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table shows information for the named executive officers, concerning:

    (1) exercises of stock options during 1999; and

    (2) the amount and values of unexercised stock options as of December 31, 1999.


-----------------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                              SHARES        VALUE        UNDERLYING OPTIONS AT        IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON    REALIZED           FY-END (#)                   FY-END ($)(1)
NAME                       EXERCISE (#)      ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
Frank Perna                      0            0          89,750        356,250        303,563       1,579,688
---------------------------------------------------------------------------------------------------------------
Kenneth D. Blakely               0            0          90,000        190,000         80,938         496,563
Louis A. Greco                   0            0         172,500        157,500         80,313         390,000
---------------------------------------------------------------------------------------------------------------
Dan Bryce                        0            0          21,125        132,375         18,141         479,109
Dave Baszucki                    0            0               0        125,000              0         473,478

------------------------

NOTES TO OPTION EXERCISE TABLE:

(1) Based on the closing price of the Company's common stock on December 31, 1999 ($10.125 per share) minus the exercise price of in-the-money options.

SEVERANCE PLANS AND OTHER INFORMATION

    The Company has entered into severance agreements with certain of the named executive officers and other key employees. These severance agreements provide that, if the Company or the employee terminates the employee's employment with the Company (other than as a result of death or disability) for any reason within two years after a change of control(1) of the Company, the employee will receive a severance payment. The severance payments will be reduced to the extent any payment is not deductible by the Company for federal income tax purposes. The severance agreements are automatically renewed annually unless the Company gives written notice that it does not wish to extend them. In addition, the agreements will continue in effect for three years after a change in control of the Company.

    - PERNA, GRECO, BLAKELY & BRYCE. The severance payment for Frank Perna, Louis Greco, Kenneth Blakely and Dan Bryce will be a cash payment of two and one-half times the average of the cash compensation received by the employee over the last five years. David Baszucki does not have a severance agreement with the Company.

    - OTHER KEY EMPLOYEES. Some key employees with severance agreements who have been employed by the Company for at least five years will receive a severance payment at least equal to the average of the employee's total cash compensation over the last five years, increasing ratably to a maximum of two times the average of the last five years of such employee's total cash compensation if the employee was employed for ten years or more. Others will receive two and one half times the average of the cash compensation received by the employee over the last five years regardless of the length of service. A total of 128 employees have severance agreements with the Company.

------------------------

(1) Under the severance agreements, a change in control is defined to include the following transactions UNLESS approved by a majority of the Board of
    Directors:

    (a) any person or group becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities;

    (b) the election in a contest for election of a majority of the Board who were not directors prior to such contest;

    (c) the stockholders approve the dissolution or liquidation of the Company;

    (d) the stockholders approve a merger, consolidation or other reorganization of the Company, as a result of which less than 50% of the outstanding voting securities of the resulting entity are owned by former stockholders of the Company, or

    (e) the stockholders approve the sale of all or substantially all of the assets of the Company to a person or entity which is not a subsidiary of the Company.

PERFORMANCE GRAPH

    In 1999 the Company changed its peer group from the Standard & Poor's Software/Computer Services Index to Media General's Technical/System Software Index in order to more accurately compare the Company's performance with that of companies having a stronger focus on technical software.

    The following graph provides a five-year comparison of cumulative total returns for the Company, the Media General Technical/System Software Index, the New York Stock Exchange (NYSE) Market Value Index and the Company's previous peer index, the Standard & Poor's Software/Computer Services Index. The comparison covers the five-year period from December 30, 1994 to December 31, 1999, and assumes that $100 was invested at the beginning of the five-year period in the Company's common stock and each index. Cumulative total returns assumes reinvestment of dividends on the date the dividends were declared.

    The stock price performance depicted in this graph is not necessarily indicative of future price performance. This graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or deemed filed under those Acts.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MSC.SOFTWARE CORPORATION  COMPUTERS SOFTWARE/SVCS  TECHNICAL/SYSTEM SOFTWARE  NYSE MARKET INDEX
12/30/1994                    100.00                   100.00                     100.00             100.00
12/29/1995                    161.41                   140.54                     176.25             129.66
12/31/1996                     82.60                   218.49                     201.46             156.20
12/31/1997                    100.95                   304.35                     181.64             205.49
12/31/1998                     73.42                   551.47                     201.82             244.52
12/31/1999                    106.15                  1019.84                     268.35             267.75

            APPROVAL OF THE 2000 EXECUTIVE CASH OR STOCK BONUS PLAN

    On March 23, 2000, the Board adopted the MSC.Software Corporation 2000 Executive Cash or Stock Bonus Plan (the "Bonus Plan"), subject to the receipt of stockholder approval of the Bonus Plan at the Annual Meeting.

    The Company currently maintains the 1998 Plan as described under the heading "Amendment to 1998 Stock Option Plan, As Amended" at page 20. The 1998 Plan provides only for the grant of stock options and does not authorize grants of shares issuable solely in consideration of services, cash awards or stock units in lieu of stock awards. The Board believes that in order to strengthen the Company's ability to attract, motivate, retain and reward executive officers, additional incentives are needed. The Bonus Plan responds to that need, authorizing up to 300,000 additional shares for this purpose.

    The principal terms of the Bonus Plan are summarized below. The following summary is qualified in its entirety by the full text of the Bonus Plan, a copy of which is included as Exhibit A to this Proxy Statement. Capitalized terms used in the summary are used as defined in the Bonus Plan.

SUMMARY DESCRIPTION OF THE BONUS PLAN

- AWARDS. The Bonus Plan authorizes the grant of stock bonuses, provides participants the opportunity to convert these bonus opportunities into Stock Units and enhances compensation deferral opportunities. The Company currently contemplates that 50% of annual bonuses would be paid in cash and 50% in stock (at the opening of the market as of the first business day of either the year for which the bonus is to be paid or the pay period in which an individual becomes a participant).

- ADMINISTRATION. The Bonus Plan will be administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Administrator"). The Administrator is currently the Company's Compensation Committee.

    The Administrator is charged with responsibility for selecting the applicable business criteria from among those authorized, determining the weighting of the business criteria used to determine bonuses, establishing specific "performance targets" for the performance cycles relative to the criteria for each (or all) participants, and determining the duration of performance cycles. The Administrator has substantial discretion to make these and all other determinations related to bonus opportunities under the Plan.

- ELIGIBILITY. Persons eligible to receive awards under the Bonus Plan include employees of the Company who earn an annual base salary of at least $160,000 and who otherwise qualify as a member of a select group of management or highly compensated employees. Currently, approximately seven employees of the Company are considered eligible under the Bonus Plan, subject to the power of the Administrator to determine eligible persons to whom awards will be granted.

- LIMITS ON AWARDS; AUTHORIZED SHARES. The Bonus Plan contains the following limits.

    - The maximum number of shares of Common Stock that may be delivered under the Plan is 300,000 shares.

    - The maximum number of shares subject to stock bonuses that are granted under the Bonus Plan during any calendar year to any one individual is 50,000 shares.

    - In no event will grants of awards under the Bonus Plan during any calendar year to any one individual which are payable only in cash, and not related to shares, provide for payment of more than $500,000.

    As is customary in incentive plans of this nature, the number and kind of shares available under the Bonus Plan and the then outstanding stock-based award opportunities, as well as the pricing of the shares, performance targets, and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the stockholders.

    The Bonus Plan will not limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the shares of Common Stock, under any other plan or authority.

- ANNUAL BONUSES; BUSINESS CRITERIA. The Administrator may grant to executive officers annual bonuses based on the performance of the Company and/or the individual participant.

    The Administrator will establish the performance targets on which annual bonuses will be awarded. The performance targets may be based on one or more of the following business criteria:

    - Cash Flow;

    - Total Stockholder Return;

    - Earnings Per Share (EPS);

    - Operating Margin;

    - Revenue Growth;

    - Consolidated Net Income (ROE); or

    - any combination of these criteria, all of which are further defined in the Bonus Plan.

    The Bonus Plan permits, but does not compel, the Company to structure bonus awards to comply with Section 162(m) of the Code, preserving the Company's ability to provide aggregate annual compensation to covered executive officers in excess of $1,000,000 on a tax deductible basis.

    Bonuses may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards (in either case, subject to the limits described above under "LIMITS ON AWARDS; AUTHORIZED SHARES"). Before the bonus is paid, the Administrator must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum award limits.

- DEFERRALS; STOCK UNITS. The Bonus Plan permits the Administrator to authorize for the benefit of any participant the deferral of any payment of a stock bonus that may become due or payable under the Bonus Plan, by and through stock units. A stock unit represents a bookkeeping entry which serves as a unit of measurement relative to a share of common stock for determining the payment, in common stock, of a stock-related benefit under the Bonus Plan. A stock unit will be payable only in the equivalent number of shares of common stock and can accrue rights as to dividend equivalents (if dividends are paid on shares) payable either in cash or shares or additional stock units under the Bonus Plan. The Administrator may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

- ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. The Committee may, but is not required to, accelerate the payment of an award upon a change in ownership or control or in certain other situations as determined appropriate by the Committee, for example if an employee is terminated without cause prior to the vesting or payment of an award.

- TERMINATION OF OR CHANGES TO THE BONUS PLAN. Although the term of the Bonus Plan is indefinite, the Board may amend or terminate the Bonus Plan at any time and in any manner. Stockholder approval for any amendment will generally not be required unless (a) the amendment materially increases the number of shares available under the Bonus Plan (except for adjustments referred to above) or (b) stockholder approval for the amendment is required by law. Outstanding awards may be amended, within plan limits, subject to the consent of the holder if the amendment materially and adversely affects the holder's rights.

- SECURITIES UNDERLYING AWARDS. The market value of a share of Common Stock as of March 27, 2000 was $12.6875 per share. Upon receipt of stockholder approval of the Bonus Plan, the Company plans to register under the Securities Act of 1933, the shares of Common Stock available under the Bonus Plan.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE BONUS PLAN

    The U.S. federal income tax consequences of the Bonus Plan are as follows:

    Stock bonuses are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. Stock unit deferrals are taxed on payout of the shares at the then market value of the shares. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

    If an award is accelerated under the Bonus Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code, and certain related excise taxes to participants may also then be triggered. Furthermore, if the compensation attributable to awards to certain executives is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation for the year in excess of $1,000,000 in certain circumstances.

SPECIFIC BENEFITS

    For information regarding annual bonuses granted to executive officers of the Company, see the material under the heading "Summary Compensation Table."

    The specific benefits to be paid to participants under the new Bonus Plan are not determinable in advance because it is substantially uncertain whether even minimum levels of performance necessary to achieve any level of award under the Bonus Plan will be realized. Moreover, the Administrator has retained discretion to reduce the awards to any participant in the Bonus Plan. In light of the bonus programs utilized for the past two years, the Company believes that the benefits that would have been payable under the Bonus Plan in 1999 had the Bonus Plan been in effect would likely be substantially similar to the annual bonuses received by participants in 1999. The Administrator has not yet considered any awards under the Bonus Plan for years after 1999.

                AMENDMENT TO 1998 STOCK OPTION PLAN, AS AMENDED

    The Board has determined that the Company's 1998 Plan should be amended to increase the number of shares of the Company's common stock authorized to be issued under the 1998 Plan by 1,000,000 shares to a total of 3,500,000 shares and to increase the number of options that can be granted to any individual in any calendar year from 200,000 to 500,000, subject to certain adjustments as provided in the 1998 Plan and described below.

    The Board of Directors approved the amendment to the 1998 Plan based, in part, on a belief that the 711,750 shares that remained available for additional awards under the 1998 Plan was insufficient to adequately provide for future incentives to those individuals upon whose efforts the Company relies for the continued success, development and growth of its business.

    The 1998 Plan currently provides for a limit on the aggregate number of shares of the Company's common stock that may be issued or delivered pursuant to options of 2,500,000 shares. At March 1, 2000, 1,788,250 shares of the Company's common stock remained subject to options then outstanding under the 1998 Plan and 711,750 shares of common stock were available for grant under the 1998 Plan.

    Although additional shares subject to outstanding options may become available in the future if options expire or terminate prior to exercise, those shares are not available now.

    The Board has approved the amendment to the 1998 Plan. A copy of the 1998 Plan which incorporates the amendment is included as Exhibit B to this Proxy Statement. The amendment will become effective upon the receipt of stockholder approval. The following is a summary of the amended 1998 Plan. Please note that the following description is qualified in its entirety by the full text of the amended 1998 Plan and that capitalized terms used in the summary are defined in the amended 1998 Plan.

SUMMARY DESCRIPTION OF THE 1998 PLAN

- PURPOSE: The purpose of the 1998 Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining, and rewarding officers, employees, and other eligible persons through the grant of equity incentives. The 1998 Plan also aims to attract, motivate and retain experienced and knowledgeable independent directors.

- ADMINISTRATION: The 1998 Plan is administered by the Board or one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"). Currently, the Company's Compensation Committee administers the 1998 Plan. The Committee determines the number of shares that are to be subject to Options, the exercise price of Options, and the other terms and conditions of the Options. Subject to the other provisions of the 1998 Plan, the Committee has the authority (1) to permit the recipient of any Option to pay the exercise price of an Option in cash, the delivery of previously owned shares of Common Stock, or a cashless exercise; (2) to accelerate the receipt or vesting of benefits pursuant to an Option; and
   (3) to make certain adjustments to an outstanding Option and authorize the acceleration or termination or the assumption, conversion, or substitution of an Option.

- ELIGIBILITY: Persons eligible to receive Options under the 1998 Plan include directors, officers or employees of the Corporation or any of its Subsidiaries, and certain individual consultants and advisors to the Company. Each member of the Board who is not an officer or employee of the Company (a "Non-Employee Director") will receive certain automatic award grants under the 1998 Plan, as described more fully below. Currently, there are four Non-Employee Directors. Approximately 850 individuals are eligible to participate in the 1998 Plan.

-  TRANSFER RESTRICTIONS. Subject to certain limited exceptions contained in
   Section 1.8 of the 1998 Plan, Options are nontransferable and the Company will only issue any amounts payable or shares issuable pursuant to an Option to the participant, a legal representative, or in the case of death, the participant's estate or designated beneficiary.

- LIMITS ON AUTHORIZED SHARES. Under the proposed amendment to the 1998 Plan, a maximum of 3,500,000 shares of Common Stock may be delivered pursuant to Options. The maximum number of these shares that may be issued to Non-Employee Directors is 60,000. As amended, the maximum number of shares subject to Options granted to any participant during any calendar year is 500,000.

    - As is customary in stock option plans of this nature, the number and kind of shares available under the 1998 Plan, as well as the exercise or purchase prices, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the stockholders.

    - The 1998 Plan does not limit the ability of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority.

- STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). The Option Price per share will be determined by the Committee, but it will not be less than the fair market value of a share of Common Stock on the date of grant. Each Option granted under the 1998 Plan will expire within 10 years after the date of grant of the Option. Option recipients must pay the full Option Price (either in cash or by another approved method) at the time of exercise.

    - Options under the 1998 Plan are either Incentive Stock Options or a Nonqualified Stock Options. Incentive Stock Options are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Treatment of Options under the 1998 Plan" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Code and the 1998 Plan.

- AUTOMATIC OPTION GRANTS TO ELIGIBLE DIRECTORS. After the Company's 1991 Stock Option Plan terminates in 2001, the automatic annual grants of certain Options to Non-Employee Directors will be made under the 1998 Plan. Under the 1998 Plan, the Company thereafter will grant Nonqualified Stock Options to purchase 10,000 shares of Common Stock to each Non-Employee Director on the date he or she is first elected or appointed to the Board. In addition, the Company will grant Nonqualified Stock Options to purchase 3,000 shares of Common Stock on the first business day of each calendar year to each Non-Employee Director who is then in office. Each Option will have a five-year term and the exercise price will equal 100% of the Fair Market Value of a share on the date of grant. Each Option will fully vest twelve months after the date of grant.

- ACCELERATION OF OPTIONS; POSSIBLE EARLY TERMINATION OF OPTIONS. Unless the Committee determines otherwise, participants can generally exercise their Options immediately upon the occurrence of a Change in Control Event. A Change in Control Event under the 1998 Plan generally includes a dissolution or liquidation of the Company, a reorganization resulting in a change in ownership of at least 30% of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a sale of substantially all of the Company's assets. Options may terminate after a Change in Control Event in which the Company does not survive.

- TERMINATION OR CHANGES TO THE 1998 PLAN. The Board may amend or terminate the 1998 Plan at any time and in any manner. Unless required by law or deemed necessary or advisable by the Board, the Board will not seek stockholder approval for any amendment to the 1998 Plan. The 1998 Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date of the 1998 Plan. Outstanding Options may be amended by the Committee only in accordance with the terms of the 1998 Plan and may not be amended or extended beyond 10 years without stockholder approval.

- SECURITIES UNDERLYING OPTIONS. The market value of a share of Common Stock as of March 27, 2000 was $12.6875 per share. Upon receipt of stockholder approval of the amendment to the 1998 Plan, the Company plans to register the additional 1,000,000 shares of common stock authorized by the amendment to the 1998 Plan pursuant to the Securities Act of 1933.

- NO REPRICING. As noted above, the Company will not amend, or cancel and regrant, any Option granted under the 1998 Plan in order to reduce the per share exercise price of the Option to a price less than 100% of the fair market value of the Common Stock on the date of grant of the initial Option. The Board or Committee may, however, adjust the Option price consistent with customary anti-dilution provisions of the 1998 Plan.

- NO "RELOAD OPTIONS." The 1998 Plan does not provide for the grant of "reload options," whereby an Option (the "Original Option") is enhanced by granting a new option to the extent the Original Option is enhanced or to the extent it is exercised with shares of already-held stock.

FEDERAL INCOME TAX TREATMENT OF OPTIONS UNDER THE 1998 PLAN

    The current federal income tax consequences of the 1998 Plan are summarized in the following general discussion of the general tax principles applicable to the 1998 Plan. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

    With respect to nonqualified stock options, the participant recognizes ordinary income of, and the Company is generally entitled to deduct, an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

    If an Option is accelerated under the 1998 Plan in connection with a change in control (as this term is used in the Code), the Company may not be able to deduct the portion of the compensation attributable to the acceleration if it, together with other compensation received in connection with the event, exceeds certain threshold limits under the Code. These excess payments are called "parachute payments" and can also trigger certain related excise taxes. Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

SPECIFIC BENEFITS

    For information regarding options granted to executive officers of the Company, see the material under the heading "Option Grant Table" at page 13.

    The number, amount, and type of awards to be received by or allocated to eligible persons in the future under the 1998 Plan cannot be determined at this time because benefits or amounts, eligibility, price and certain terms are wholly within the discretion of the Committee. Similarly, the dollar value of the benefits that will be received by or allocated to eligible persons in the future under the 1998 Plan are not determinable because the value of such benefits depends on the number, exercise price and other terms of the Options to be granted and, among other variables, the fair market value of the

Company's common stock in the future. The Company does not expect to grant Options to non-employee directors under the 1998 Plan until fiscal year 2001.

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based on a review of forms filed, Frank Perna filed four late reports on Form 4 with respect to six transactions and George Riordan filed one late report on Form 4 with respect to one transaction. The Company believes that other SEC filings of its officers, directors and ten percent stockholders complied with the requirements of Section 16 of the Securities and Exchange Act during 1999.

EXHIBITS TO ANNUAL REPORT ON FORM 10-K

    If any person who was a beneficial owner of common stock of the Company on the record date for the 2000 Annual Meeting desires additional information, a copy of the exhibits to the Company's Report on Form 10-K will be furnished upon written request and payment of copying charges. The request should identify the person requesting the exhibits as a stockholder of the Company as of March 27, 2000 and should be directed to Mr. Louis A. Greco, Secretary, MSC.Software Corporation, 815 Colorado Boulevard, Los Angeles, CA 90041.

                                          By Order of the Board of Directors,

                                          Louis A. Greco
                                          SECRETARY AND CHIEF FINANCIAL OFFICER

March 29, 2000

                                   EXHIBIT A

                            MSC.SOFTWARE CORPORATION
                    2000 EXECUTIVE CASH OR STOCK BONUS PLAN

                                   ARTICLE I
                      TITLE, PURPOSE AND AUTHORIZED SHARES

1.1 TITLE

    This Plan shall be known as the MSC.Software Corporation 2000 Executive Bonus Plan.

1.2 PURPOSE

    The purpose of this Plan is to promote the success of the Company and the interest of its stockholders by providing an additional means to attract, motivate, retain and reward executive officers, by providing Participants annual bonus incentives by further linking their interests with stockholders and by offering a means through stock unit awards to enhance compensation deferral opportunities.

1.3 AUTHORIZED SHARES

    An aggregate number not to exceed 300,000 shares of Common Stock (subject to adjustments contemplated by Section 8.2) shall be reserved under the Plan.

                                   ARTICLE II
                                  DEFINITIONS

2.1 DEFINED TERMS

    Whenever the following terms are used in this Plan they shall have the meaning specified below, subject to the other terms and conditions of this Plan, unless the context clearly indicates to the contrary.

    ANNUAL BONUS means an Award granted by the Committee, under the terms of the Plan, payable in shares of Common Stock or in cash, or any combination thereof pursuant to Committee authorization and participant elections authorized by the Committee.

    APPLICABLE PERCENTAGE means the percentage of an Annual Bonus to be paid as a Stock Bonus. Unless the Committee, at or prior to the elections described in Article V for a particular year, designates a different amount, the Applicable Percentage shall be fifty percent (50%).

    AWARD means the grant of the opportunity to earn a payment or bonus under the Plan.

    BASE SALARY means the base salary paid by the Company to a Participant during the Year, exclusive of any bonuses, commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

    BOARD means the Board of Directors of the Company.

    BUSINESS CRITERIA means EPS, Revenue Growth or ROE or Net Cash Flow, Operating Margins or Total Stockholder Return, or any combination thereof.

    CASH BONUS means the percentage of an Annual Bonus payable solely in cash.

    COMMITTEE means the Board or any one or more committees of director(s) appointed by the Board to administer the Plan within the scope of authority delegated to the acting Committee by the Board.

    COMMON STOCK means the Common Stock, $0.01 par value per shares, of the Company, subject to adjustment pursuant to Section 8.2.

    COMPANY means MSC.Software Corporation, a Delaware corporation, and its successors.

    CONVERSION AMOUNT means the percentage of the Stock Bonus elected by the Participant to be converted to a Stock Unit Award under this Plan.

    DEFERRAL ELECTION AGREEMENT means an agreement substantially in the form of Exhibit A (as from time to time revised by the Committee).

    DIVIDEND EQUIVALENT RIGHT means the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock equal to the number of Stock Units credited to a Participant's Stock Unit Account as of the applicable record date for the dividend or other distribution, which amount shall, at the discretion of the Committee, either be paid on the applicable dividend payment date directly to the Participant in cash or credited on that date in the form of cash or additional Stock Units to the Stock Unit Account of the Participant, as provided in the applicable Stock Unit Award Agreement.

    EBT means for any fiscal year the consolidated earnings of the Company for such year before income taxes.

    EFFECTIVE DATE means March 23, 2000.

    ELIGIBLE EMPLOYEE means any officer of the Company or a Subsidiary who earns an annual base salary of at least $160,000 and who otherwise qualifies as a member of a select group of management or highly compensated employees, as described in Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended, as determined by the Committee for purposes of this Plan.

    EPS means net earnings per common share of the Company, calculated on either a "basic" or "diluted" basis under FAS 128, as determined by the Committee at the time an Annual Bonus is granted.

    FAIR MARKET VALUE means on any date (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the opening price of the Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the opening price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the opening price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the Common Stock on such date, as furnished by the NASD or a similar organization; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

    NET CASH FLOW means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Annual Bonus is granted.

    OPERATING MARGIN means earnings before interest and taxes divided by revenues.

    PARTICIPANT means any Eligible Employee who has been selected by the Committee to participate in this Plan.

    PERFORMANCE CYCLE means the period of time over which performance is measured for determining the amount of any Annual Bonus granted under the Plan. Unless the Committee determines otherwise, Performance Cycles are annual.

    PERFORMANCE TARGET(S) means the specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the Performance Cycle in respect of any one or more of the Business Criteria.

    PLAN means this MSC.Software Corporation 2000 Executive Bonus Plan.

    REVENUE GROWTH means for any period of time, the increase (or decrease) in the Company's revenue as compared to a prior period of time determined by the Committee at the time an Annual Bonus is granted.

    ROE means for any fiscal year, consolidated net income of the Company, divided by the average consolidated common stockholders equity.

    STOCK BONUS means the percentage of the Annual Bonus that is payable solely in shares of Common Stock.

    STOCK UNIT means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, can, however, accrue Dividend Equivalent Rights.

    STOCK UNIT AWARD means an award of Stock Units granted by the Committee under the Plan based on the Conversion Amount.

    STOCK UNIT AWARD AGREEMENT means an agreement substantially in the form of Exhibit B (as from time to time revised by the Committee).

    STOCK UNIT ACCOUNT means the bookkeeping account maintained by the Company on behalf of each Participant which is credited with Stock Units calculated in accordance with Section 5.4.

    TOTAL STOCKHOLDER RETURN means with respect to the Company or other entities (if measured on a relative basis), the (i) change in the market price of its Common Stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

    YEAR means the applicable calendar year.

2.2 FINANCIAL AND ACCOUNTING TERMS

    Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, and, if applicable, as specifically applied and reflected in financial statements of the Company, prepared in the ordinary course of business. Without limiting the generality of the foregoing, such calculations shall be made after all compensation accruals.

                                  ARTICLE III
                PARTICIPATION, ELIGIBILITY AND INDIVIDUAL LIMITS

3.1 PARTICIPATION AND ELIGIBILITY

    Awards may be granted only to Eligible Employees. Actual Participants in the Plan will be determined for each Performance Cycle by the Committee at the time the Performance Target(s) are set or, in the case of a person becoming eligible during a Performance Cycle, within 30 days after such event.

3.2 INDIVIDUAL LIMITS

    In no event shall stock-based Awards granted to a Participant under this Plan exceed 50,000 shares in any one Year nor shall cash-based Awards be granted for an amount of more than $500,000 with respect to a Participant's performance during any one Year.

                                   ARTICLE IV
                                BONUS PROVISIONS

4.1 PROVISION FOR BONUS

    Each Participant may receive an Annual Bonus for a Performance Cycle if, and only if, the Performance Target(s) established by the Committee for such Performance Cycle are attained. The applicable Performance Cycle, Business Criteria and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan. Notwithstanding the fact that the Performance Target(s) have been attained, the Company may pay an Annual Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.3(d) or may pay no Annual Bonus at all.

4.2 SELECTION OF PERFORMANCE TARGET(S)

    The specific Performance Target(s) with respect to the Business Criteria shall be established by the Committee while the performance relating to the Performance Target(s) remains substantially uncertain. At the time the Performance Target(s) are selected for any Performance Cycle, the Committee shall provide in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the Participant's maximum Annual Bonus if the Performance Target(s) are attained, subject to Sections 4.3(d) and 8.2.

4.3 PAYMENT OF ANNUAL BONUSES

    (a) TIME OF PAYMENT. Annual Bonuses for any Year shall be payable as soon as practicable following the completion of the Company's audit for the Year, but not later than 90 days after Year end.

    (b) FORM OF PAYMENT. The Committee may grant Annual Bonuses under this Plan that provide Participants with the opportunity to earn a cash payment (Cash Bonus), Common Stock (Stock Bonus), or a combination thereof. For each Year, the Committee shall determine the Applicable Percentage, if any, of the Annual Bonus to be paid as a Stock Bonus. Unless otherwise provided by the Committee, the number of shares of Common Stock comprising the Stock Bonus shall be determined by the Committee in its sole discretion and shall equal the Applicable Percentage times the Annual Bonus divided by the Fair Market Value of the Common Stock either: (i) on the first business day of the Year for which the Annual Bonus is to be paid or (ii) in the case of an individual who becomes a Participant during the Year, on the first business day of the pay period in which he or she becomes a Participant, subject to adjustment pursuant to
Section 8.2 of this Plan.

    For example, assume that for 2000, the Company grants a Participant an Annual Bonus Award in a designated amount of $40,000, payable on March 1, 2001 and that the Committee determines that the Applicable Percentage for the Stock Bonus portion of the Annual Bonus is 50%. The Fair Market Value of a share of Common Stock on January 4, 2000 was $20. The Participant will receive $20,000 in cash and 1,000 shares of Common Stock, regardless of the Fair Market Value of the Common Stock on the date of the grant of the Award or payment.

    (c) COMMITTEE CERTIFICATION. As a condition to the right of a Participant to receive any payment under the Plan, the Committee shall first be required to certify, by resolution of the Committee or other appropriate action, that the Annual Bonus has been accurately determined in accordance with the provisions of the Plan and that the Performance Target(s) and any other material terms were in fact satisfied. The amount of the Annual Bonus remains subject to the discretion of the Committee until paid and no part of it shall be deemed vested or payable until that time.

    (d) COMMITTEE DISCRETION TO REDUCE BONUSES. The Committee in its sole discretion may reduce the amount payable under the formula provisions of the Plan as applied to the pre-established goals to any one or more Participants for any Year as to which the Committee determines that the level of achievement of the pre-established Performance Target(s) was influenced by any extraordinary, non-recurring event or other factor extraneous to such individual Participant's performance, or that the Company or the Participant failed to achieve other corporate or individual objectives. Subject to Section 7.1, the Committee may also define such other conditions and terms of payment of Annual Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan, PROVIDED, HOWEVER, that, except pursuant to adjustments contemplated by Section 8.2, the Committee may not increase the maximum amount payable hereunder, under the applicable formula or otherwise, to any individual.

    (e) DEFERRAL. The Committee may determine that payment of all or a portion of any Cash Bonus may be deferred in accordance with the terms and conditions of the MacNeal-Schwendler Corporation Supplemental Retirement and Deferred Compensation Plan. The Committee may determine that payment of all or a portion of any Stock Bonus may be deferred in accordance with Article V of this Plan.

                                   ARTICLE V
                         STOCK UNIT DEFERRAL ELECTIONS

5.1 TIME AND TYPES OF DEFERRAL ELECTIONS

    On or before the commencement of any Year, the Committee may authorize each Eligible Employee to make an irrevocable election to receive all or a part of any Stock Bonus that may be payable to the Eligible Employee during the following Year in Stock Units. This election shall become effective only if the Committee, in authorizing a Stock Bonus or prior thereto, expressly recognizes such alternative payment opportunity in Stock Units Awards. A person who first becomes an Eligible Employee after the applicable deadline may, within 30 days of becoming and being designated as an Eligible Employee, make an irrevocable election to receive any Stock Bonus granted for the applicable Year (or remaining portion thereof, as the case may be) in Stock Units, subject to the same other limitations.

5.2 ELECTION PROCEDURES

    The elections shall be made in writing on forms provided by the Company and authorized by the Committee. These forms shall take the form of the Distribution Election Agreement attached hereto as Exhibit A, as from time to time amended by the Committee. Neither the distribution nor completion of election agreements shall convey any right to receive an Annual Bonus, in cash, Common Stock or Stock Units, unless the Committee otherwise provides. Failure to timely elect payment in the form of Stock Units, however, will result in the payment in Common Stock if any Stock Bonus is awarded.

5.3 DISTRIBUTION OF BENEFITS

    (a) TIME AND MANNER OF DISTRIBUTION. A Participant shall be entitled to receive a distribution solely in shares of Common Stock, in an amount equal to the number of Stock Units, if any, allocated to his or her Stock Unit Account, at such time and in such manner as set forth in the form of agreement approved by the Committee. A Participant may elect any of the distribution commencement dates and methods of distribution (lump sum or annual installments) set forth in the form of Distribution Election Agreement, from time to time, approved by the Committee, for the applicable year, subject to such conditions as the Committee may impose.

    (b)  CHANGE IN TIME OR MANNER OF DISTRIBUTION OF STOCK UNITS.

        (i) LUMP SUM/INSTALLMENT. To the extent permitted by the Committee and set forth in any applicable Distribution Election Agreement, a Participant may change the manner of any distribution election from a lump sum to annual installments (or vice versa) made with respect to Stock Units credited under any Stock Unit Account by filing a written election with the Committee on a form provided by the Committee; PROVIDED, HOWEVER, that no such election shall be effective until 12 months after such election is filed with the Committee, and no such election shall be effective if it is made with respect to any Stock Unit Account after distributions with respect to such Stock Unit Account have commenced. An election made pursuant to this
    Section 5.3(b)(i) shall not affect the date of the commencement of benefits.

        (ii) TIME OF COMMENCEMENT. To the extent permitted by the Committee and set forth in any applicable Distribution Election Agreement, a Participant may elect to further defer the commencement of any distribution to be made with respect to Stock Units credited under any Stock Unit Account by filing a new written election with the Committee on a form approved by the Committee; PROVIDED, HOWEVER, that (A) no such election shall be effective until 12 months after such election is filed with the Committee,
    (B) no such new election shall be effective with respect to any Stock Unit Account after benefits with respect to such Stock Unit Account shall have commenced, and (C) no more than three new elections shall be valid as to any Stock Unit Account. An election made pursuant to this Section 5.3(b)(ii) shall not affect the manner of distribution (I.E., lump sum versus installments), the terms of which shall be subject to Section 5.3(b)(i) above.

5.4 NUMBER OF STOCK UNITS

    The number of Stock Units to be credited under the Plan shall equal the number of shares of Common Stock otherwise comprising the Stock Bonus multiplied by the percentage of the Stock Bonus which the Participant has elected to defer, subject to adjustment pursuant to Section 8.2 of this Plan.

    For example, assume that prior to January 1, 2000 the Participant from the prior example elects to receive 40% of her Stock Bonus in Stock Units. The Committee authorizes an Annual Bonus Award in a designated amount of $40,000, payable on March 1, 2001 and determines that the Applicable Percentage for the Stock Bonus portion is 50%. On March 1, 2001,The Participant will receive $20,000 in cash, 600 shares of Common Stock and 400 Stock Units.

5.5 NO FRACTIONAL SHARE INTERESTS

    If a distribution would result in the issuance of a fractional share, the amount of Stock Units granted shall be rounded down to the next whole share and the cash equivalent value in lieu of the fractional interest shall be paid in cash.

                                   ARTICLE VI
                               STOCK UNIT AWARDS

    The grant of Stock Unit Awards, including, but not limited to, the terms of grant, conditions and restrictions, the consideration (other than services) to be paid, the form and content of Dividend Equivalent rights, vesting terms, and adjustments in case of changes in the Common Stock, shall be governed by the terms of the Stock Unit Award Agreement, substantially in the form of Exhibit B (as from time to time revised by the Committee), to be executed and delivered by the Company and the Participant. After an election is made, the form of the Stock Unit Award Agreement (if applicable) may not be changed in any manner materially adverse to the Participant without his or her consent. All Stock Unit Awards are subject to express prior authorization by the Committee. The number of Stock Units credited (and the number of Shares to which the Participant is entitled under this Plan) shall be subject to adjustment in accordance with
Section 8.2 of this Plan.

                                  ARTICLE VII
                                 ADMINISTRATION

7.1 RIGHTS AND DUTIES.

    This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. The Committee shall have all powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

        (a) to determine the particular Eligible Employees who will receive Annual Bonuses (which need not be identical from year to year), the size of Annual Bonuses awarded to Participants under the Plan, designate the specific Business Criteria and set the Performance Target(s) for the Performance Cycles, the duration of the Performance Cycles, and the weighting of the Business Criteria used to determine Annual Bonuses under the Plan and make adjustments contemplated by this Plan;

        (b) the extent to which and price at which an Annual Bonus will or may be settled in shares of Common Stock or Stock Units, and the other specific terms and conditions of Annual Bonuses and Stock Unit Awards consistent with the express limits of this Plan;

        (c) to approve from time to time the election agreement and other forms of Award Agreements (which need not be identical either as among Participants or from year to year); and

        (d) to resolve any questions concerning benefits payable to a Participant and make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration or interpretation of this Plan.

7.2 CLAIMS PROCEDURES.

    To the extent the Committee permits deferral elections extending to the termination of employment or beyond, the following claims procedures shall apply:

        (a) The Committee shall notify Participants and, where appropriate, the Beneficiary(ies) of their right to claim benefits under these claims procedures, shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

        (b) The Committee shall act upon claims as required and communicate a decision to the claimant promptly and, in any event, not later than 90 days after the claim is received by the Committee, unless special circumstances require an extension of time for processing the claim. If an extension is required, notice of the extension shall be furnished to the claimant prior to the end of the initial 90-day period, which notice shall indicate the reasons for the extension and the expected decision date. The extension shall not exceed 90 days. The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within the period described in the preceding three sentences. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific reference to any provisions of this Plan on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (iv) an explanation of the procedure for further review of the denial of the claim under this Plan.

        (c) The claimant or his or her duly authorized representative shall have 60 days after receipt of denial of his or her claim to request a review of such denial, the right to review all pertinent documents and the right to submit issues and comments in writing. Upon receipt of a request for a review of the denial of a benefit claim, the Committee shall undertake a full and fair review of the denial.

        (d) The Committee shall issue a decision not later than 60 days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Plan on which the decision is based.

                                  ARTICLE VIII
                                 MISCELLANEOUS

8.1 AMENDMENT, TERMINATION AND SUSPENSION

    The Committee or the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, subject to
Section 1.2. No Awards may be granted under this Plan during any suspension of this Plan or after termination of this Plan. Termination or amendment of this Plan shall have no effect on any then outstanding Awards.

8.2 ADJUSTMENTS

    Notwithstanding any other provisions hereof, if there shall occur any change in the outstanding shares of the Company's Common Stock by reason of any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Company as an entirety, the Committee shall make such proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if Dividend Equivalents are credited), as the Committee determines to be necessary or appropriate, in the Performance Target(s), Business Criteria, number, kind and/or character of shares of Common Stock or other securities, property and/or rights available under this Plan and payable in respect of Annual Bonuses, shares deliverable, Stock Units and Stock Unit Accounts credited under this Plan, and the individual share limits under
Section 3.2, and, if applicable, the applicable Fair Market Value on which the number of shares or such other securities, property or rights was or is to be determined.

8.3 TERM OF THIS PLAN

    The term of this Plan is indefinite, subject to the provisions of
Section 8.1. All authority of the Committee with respect to Awards hereunder, including its authority to amend an Award, shall continue during any suspension of this Plan, in respect of outstanding Awards on the Termination Date.

8.4 NON-EXCLUSIVITY OF PLAN

    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant bonuses or other awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.5 NO RESTRICTION ON CORPORATE POWERS

    The existence of the Plan and the Awards granted hereunder shall not affect or restrict in anyway the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of obligations or equity prior to or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                                                                       EXHIBIT A
                                                              YEAR 2000 ELECTION

                            MSC.SOFTWARE CORPORATION
                         IRREVOCABLE ELECTION AGREEMENT

                           2000 EXECUTIVE BONUS PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

IF DURING THE YEAR 2001, THE COMPENSATION COMMITTEE APPROVES A STOCK BONUS TO ME UNDER THE PLAN AND IF THE COMPENSATION COMMITTEE THEN EXPRESSLY AUTHORIZES ME TO RECEIVE ALL OR PART OF THE STOCK BONUS IN THE FORM OF A STOCK UNIT AWARD:

I IRREVOCABLY ELECT TO TAKE _______% OF MY STOCK BONUS IN THE FORM OF A STOCK UNIT AWARD.

I UNDERSTAND THAT:

    - THE CONVERSION RATE, FOR PURPOSES OF DETERMINING THE NUMBER OF SHARES PAYABLE UNDER THE AWARD WILL BE 1.

    - THE STOCK UNIT AWARD WILL BE AT ALL TIMES FULLY VESTED AND NOT SUBJECT TO A RISK OF FORFEITURE.

    - THIS ELECTION IS IRREVOCABLE AND MUST BE FILED BY _____________________, 20____ WITH:

       LOUIS A. GRECO
       815 COLORADO BOULEVARD
       LOS ANGELES, CALIFORNIA 90041

    - IF THIS ELECTION IS NOT TIMELY FILED, I WILL NOT HAVE AN OPPORTUNITY TO DEFER ANY STOCK BONUS IN THE PLAN FOR THE YEAR 2000.

    - THIS ELECTION IS SUBJECT TO THE TERMS OF THE PLAN AND THE APPLICABLE STOCK UNIT AWARD AGREEMENT.

    - THIS ELECTION DOES NOT CONSTITUTE A GUARANTEE THAT I WILL RECEIVE ANY BONUS FROM THE COMPANY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ACKNOWLEDGMENT AND AGREEMENT
I ACKNOWLEDGE AND AGREE TO THE FOREGOING TERMS OF THIS ELECTION AGREEMENT.

---------------------------------------
(PARTICIPANT'S SIGNATURE)

---------------------------------------             ---------------------------------------
(PRINT NAME)                                        (DATE)

                                                                       EXHIBIT B

                            MSC.SOFTWARE CORPORATION

                           STOCK UNIT AWARD AGREEMENT
                    2000 EXECUTIVE CASH OR STOCK BONUS PLAN

PARTICIPANT NAME:    ----------------------------

SOC. SEC. NO.:
                     ----------------------------

NO. STOCK UNITS:
                     ----------------------------

AWARD DATE:
                     --------------, 2001

    THIS AGREEMENT is among MSC.SOFTWARE CORPORATION, a Delaware corporation (the "Company") and the employee named above (the "Participant") and is delivered under the 2000 Executive Cash or Stock Bonus Plan (the "Plan").

                              W I T N E S S E T H

    WHEREAS, pursuant to the Plan, the Company has granted to the Participant with reference to services rendered and to be rendered to the Company, effective as of the Award Date, a stock unit award (the "Stock Unit Award" or "Award"), upon the terms and conditions set forth herein and in the Plan.

    NOW THEREFORE, in consideration of services rendered by the Participant and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

    1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

    2. GRANT. Subject to the terms of this Agreement and the Plan the Company grants to the Participant a Stock Unit Award with respect to an aggregate number of Stock Units (the "Stock Units") set forth above. The Company acknowledges receipt of consideration for the shares payable with respect to the Stock Units on the terms set forth in this Agreement in the form of services rendered to the Company by the Participant prior to the Award Date with a value equal to the Annual Bonus that would otherwise have been payable to the Participant but for the Participant's election to receive Stock Units under the Plan.

    3. VESTING. The Award shall be at all times fully vested and not subject to risk of forfeiture, with respect to the total number of Stock Units comprising the Award (subject to adjustment under Section 8.2 of the Plan.

    4.  DIVIDEND AND VOTING RIGHTS.

        (a) LIMITATIONS ON RIGHTS ASSOCIATED WITH UNITS. The Participant shall have no rights as a stockholder of the Company, no dividend rights (except as expressly provided in Section 4(b) with respect to Dividend Equivalent Rights) and no voting rights, with respect to the Stock Units and any shares of Common Stock underlying or issuable in respect of such Stock Units until such shares of Common Stock are actually issued to and held of record by the Participant. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of the stock certificate.

        (b) DIVIDEND EQUIVALENT RIGHTS DISTRIBUTIONS. As of any applicable dividend or distribution payment date, the Participant shall receive a cash payment in an amount equal to the amount of the Dividend Equivalent Rights multiplied by the number of Units in the Account as of the applicable dividend payment date.

    5. TIMING AND MANNER OF DISTRIBUTION WITH RESPECT TO STOCK UNITS. At the time the Participant executes this Agreement and subject to any changes imposed by or allowed under the provisions of the Plan, the Participant shall make an irrevocable election for the manner of distribution with respect to his or her Stock Units credited under the Plan pursuant to this Agreement, in shares of Common Stock, subject to and in accordance with the Plan and the elections made by the Participant. The election shall specify the time of payout and shall be made on a Distribution Election Agreement, substantially in the form of Exhibit
A. If no election is made, any Stock Unit credited to a Participant's Stock Unit Account will be distributed in a single lump sum of shares of Common Stock upon the Participant's termination of employment.

    6. TAX WITHHOLDING. Upon payment of Dividend Equivalent Rights and/or the distribution of shares of Common Stock in respect of a Participant's Stock Unit Account, the entity within the Company last employing the Participant shall have the right at its option to (i) require the Participant (or the Participant's Personal Representative or Beneficiary, as the case may be) to pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to such payment or distribution or (ii) deduct from any amount payable to the Participant the amount of any taxes which the Company may be required to withhold with respect to such payment or distribution. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Agreement, the Committee may permit the Participant to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

    7. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office located at 815 Colorado Boulevard, Los Angeles, California 90041, to the attention of the Corporate Secretary and to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

    8. PLAN. The Award and all rights of the Participant with respect thereto are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by reference, to the extent such provisions are applicable to Awards granted to Eligible Employees. The Participant acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

    9. NO SERVICE COMMITMENT BY COMPANY. Nothing contained in this Agreement or the Plan constitutes an employment or other commitment by the Company as to the Participant's service, confers upon the Participant any right to remain employed by or in service of the Company or any subsidiary, interferes in any way with the right of the Company or any subsidiary at any time to terminate such employment or service, or affects the right of the Company or any subsidiary to increase or decrease his or her other compensation.

    10. LIMITATION ON PARTICIPANT'S RIGHTS. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. The Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, on Stock Unit Account(s), and rights no greater than the right to receive the Common Stock (or equivalent value) as a general unsecured creditor with respect to Stock Units, as and when payable thereunder.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By the Participant's execution of this Agreement, the Participant agrees to the terms and conditions hereof and of the Plan.

MSC.SOFTWARE CORPORATION                          PARTICIPANT
(a Delaware corporation)

By ---------------------------------------
                                                  -----------------------------------------
              Louis A. Greco                                     (Signature)

                                                  -----------------------------------------
                                                                 (Print Name)

                                                  -----------------------------------------
                                                                  (Address)

                                                  -----------------------------------------
                                                           (City, State, Zip Code)

                               CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Stock Unit Award Agreement by MSC.Software Corporation, I, _____________________, the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Stock Unit Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan. Dated: ______________,
_______.

                                          --------------------------------------
                                          Signature of Spouse

                                                                       EXHIBIT A

                        DISTRIBUTION ELECTION AGREEMENT

                            MSC.SOFTWARE CORPORATION

                    2000 EXECUTIVE CASH OR STOCK BONUS PLAN
                  IRREVOCABLE DISTRIBUTION ELECTION AGREEMENT

--------------------------------------------------------------------------------

I HEREBY IRREVOCABLY ELECT TO RECEIVE THE PAYMENTS OF BENEFITS IN ACCORDANCE WITH THE CHOICE INDICATED BY ME BELOW, EXCEPT AS MAY BE OTHERWISE PROVIDED IN THE PLAN.

    LUMP SUM OR INSTALLMENTS [CHECK APPLICABLE ITEM AND ENTER NUMBER (IF ANY)]:

       -----------  A Single Lump Sum, deliverable as elected below.

       -----------  In Annual Installments: Specify number (not less than 5 nor more than 10): _________, commencing as elected below.

    TIME OF COMMENCEMENT OF DISTRIBUTION [CHECK APPLICABLE ITEM]:

       -----------  Delivered or commencing as soon as practicable after
                    ______________, 200____ (select a date not earlier than 12 months from the date of election).

       -----------  Delivered or commencing as soon as practicable after a termination of service.

       -----------  Delivered or commencing as soon as practicable after the
                    EARLIER OF ______________, 200____ (select a date not earlier than 12 months from the date of election) or a termination of service.

       -----------  Delivered or commencing as soon as practicable after the
                    LATER OF ______________, 200____ (select a date not earlier than 12 months from the date of election) OR a termination of service.

REMAINING BALANCES OF LESS THAN 100 STOCK UNITS WILL BE PAID IN SHARES OF COMMON STOCK IN A SINGLE LUMP SUM.

I UNDERSTAND THAT IF I FAIL TO COMPLETE THIS DISTRIBUTION ELECTION AGREEMENT, MY STOCK UNIT ACCOUNT WILL BE DISTRIBUTED IN A SINGLE DISTRIBUTION OF SHARES OF COMMON STOCK AS SOON AS PRACTICABLE AFTER A TERMINATION OF SERVICE.

--------------------------------------------------------------------------------

                          SIGNATURE AND ACKNOWLEDGMENT

    I HEREBY ACKNOWLEDGE THAT I UNDERSTAND AND CONSENT TO THE TERMS OF THIS DISTRIBUTION ELECTION AGREEMENT AND THE PLAN. I UNDERSTAND THAT THE PAYMENT PERIODS ABOVE ARE IRREVOCABLE (EXCEPT AS PROVIDED IN SECTION 5.3(B) OF THE PLAN) AND ARE SUBJECT TO THE TERMS OF THE PLAN, WHICH REQUIRE AMONG OTHER THINGS THAT I PAY OR PROVIDE FOR (THROUGH WITHHOLDING AND OTHER ACCEPTABLE MEANS) PAYMENT IN CASH OF ALL APPLICABLE TAX WITHHOLDING IN RESPECT OF ANY PAYMENT OF THE SHARES OF COMMON STOCK TO ME. THE COMMITTEE MAY PERMIT THE OFFSET OF SHARES OF COMMON STOCK AT THEIR THEN MARKET VALUE TO COVER WITHHOLDING OBLIGATIONS, BUT I HAVE NO RIGHT TO SUCH OFFSET, AND (IN THE ABSENCE OF COMMITTEE APPROVAL TO OFFSET SHARES OF COMMON STOCK) I WILL BE REQUIRED TO PAY WITHHOLDING OBLIGATIONS TO THE COMPANY IN CASH.

--------------------------------------                  --------------------------------------
(SIGNATURE)                                                             (DATE)

--------------------------------------
(PRINT NAME)

                                   EXHIBIT B

                       THE MACNEAL-SCHWENDLER CORPORATION
                       1998 STOCK OPTION PLAN, AS AMENDED

1.  THE PLAN.

    1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees, and other eligible persons through the grant of equity incentives and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under
Section 3. Capitalized terms used herein are defined in Section 5.

    1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

        1.2.1 COMMITTEE. This Plan will be administered by and all Options to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by unanimous written consent of its members.

        1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

           (a) determine eligibility and the particular Eligible Persons who will receive Options;

           (b) grant Options to Eligible Persons, determine the price at which securities will be offered and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;

           (c) approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);

           (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Persons, subject to any required consent under
       Section 4.6;

           (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.3; and

           (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

        Notwithstanding the foregoing, the provisions of Section 3 relating to Non-Employee Director Options will be automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Section 3 will be the responsibility of the Board.

        1.2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

        1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

        1.2.5 BIFURCATION OF PLAN ADMINISTRATION & DELEGATION. Subject to the limits set forth in the definition of Committee in Section 5, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    1.3 PARTICIPATION. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines.

    1.4  SHARES AVAILABLE FOR OPTIONS; SHARE LIMITS.

        1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's Common Stock. The Shares may be delivered for any lawful consideration.

        1.4.2 SHARE LIMITS. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 3,500,000 Shares (the "SHARE LIMIT"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors is 60,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 500,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this
    Section 1.4 and Section 4.2.

        1.4.3 SHARE LIMIT; REPLENISHMENT AND REISSUE OF UNVESTED OPTIONS. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable limitations, plus
    (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

    1.5 GRANT OF OPTION. Subject to the express provisions of this Plan, the Committee will determine the number of Shares subject to each Option and the price to be paid for the Shares. Each

Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

    1.6 OPTION PERIOD. Any option and related right will expire not more than 10 years after the date of grant; provided, however, that the delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.

    1.7  LIMITATIONS ON EXERCISE AND VESTING OF OPTIONS.

        1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Option Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option.

        1.7.2 PROCEDURE. Any exercisable Option will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 3.3, as the case may be.

        1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

    1.8  NO TRANSFERABILITY.

        1.8.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;
    (ii) Options will be exercised only by the Participant; and (iii) amounts payable or Shares issuable pursuant to an Option will be delivered only to (or for the account of) the Participant.

        1.8.2 EXCEPTIONS. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options will be subject to any and all additional transfer restrictions under the Code (notwithstanding
    Section 1.8.3).

        1.8.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8.1 will not apply to:

           (a) transfers to the Corporation,

           (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

           (c) transfers pursuant to a QDRO if approved or ratified by the Committee,

           (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

           (e) the authorization by the Committee of cashless exercise procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

2.  ELIGIBLE PERSON OPTIONS.

    2.1 GRANTS. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to
Section 2.4, or a Nonqualified Stock Option.

    2.2  OPTION PRICE.

        2.2.1 PRICING LIMITS. The purchase price per Share covered by each Option will be determined by the Committee at the time of the grant, but in all cases will not be less than 100% (110% in the case of a Participant described in Section 2.4.3) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

        2.2.2 PAYMENT PROVISIONS. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or
    (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, PROVIDED, HOWEVER, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 4.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

    2.3  VESTING; OPTION PERIOD.

        2.3.1 VESTING. Subject to Section 1.6, each Option will vest and become exercisable as of the date or dates determined by the Committee and set forth in the applicable Option Agreement.

        2.3.2 OPTION PERIOD. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Option Date.

    2.4  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

        2.4.1 $100,000 LIMIT. To the extent that the aggregate "FAIR MARKET VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        2.4.2 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4.3 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    2.5 CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS/NO REPRICING. Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of Shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment, cancellation and regrant, or other adjustment to an Option shall reduce the per Share exercise price of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the Option Date of the initial Option (subject to permitted adjustments pursuant to Section 4.2). Such amendment or other action may provide, subject to
Section 2.2, for among other changes, for a greater or lesser number of Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

    2.6 OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3.  NON-EMPLOYEE DIRECTOR OPTIONS.

    3.1 PARTICIPATION/COMMENCEMENT. Options under this Section 3 will be made only to Non-Employee Directors and will be evidenced by Option Agreements substantially in the form of Exhibit A hereto. No Option shall be granted under the 1998 Plan to any Non-Employee Director until the earlier of (i) the termination of the 1991 Plan (for any reason), or (ii) the lack of capacity under Article III of the 1991 Plan to grant further Non-Employee Director Options.

    3.2  OPTION GRANTS.

        3.2.1 INITIAL OPTIONS. After approval of this Plan by the stockholders of the Corporation and after the commencement of this Section 3 of the Plan upon the earlier occurance of (i) or (ii) as listed in Section 3.1 above (the "Commencement Date"), if any person who is not then an officer or employee of the Company becomes a Non-Employee Director, on the date of election to the Board such person will automatically be granted (without any action by the Board or the Committee) a Nonqualified Stock Option (the Option Date of which shall be the date such person takes office) to purchase 10,000 shares of Common Stock.

        3.2.2 SUBSEQUENT ANNUAL OPTIONS. Subject to Section 3.2.3, at the close of trading on the first business day in each calendar year during the term of this Plan commencing in the following year after the year in which the Commencement Date occurs, there will be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the Option Date of which shall be such date) to each Non-Employee Director then in office to purchase 3,000 shares of Common Stock.

        3.2.3 MAXIMUM NUMBER OF OPTIONS/SHARES. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4.2 will be prorated within such limitation.

    3.3 OPTION PRICE. The purchase price per Share of the Common Stock covered by each Option granted pursuant to Section 3.2 will be 100% of the Fair Market Value of the Common Stock on the Option Date. The purchase price of any Shares purchased shall be paid in full at the time of each purchase either in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in Shares and partly in cash; provided that any Shares used for such payment must be owned by the Participant at least six months prior to the date of such exercise.

    3.4  OPTION PERIOD AND EXERCISABILITY.  Each Option granted under
Section 3.2 and all rights or obligations thereunder will expire on the day before the fifth anniversary of the Option Date and will be subject to earlier termination as provided below. Each Option granted under Section 3.2 will become 100% vested and exercisable on the day before the first anniversary of the Option Date.

    3.5 TERMINATION OF DIRECTORSHIP. If a Non-Employee Director's services as a member of the Board terminate for any reason, an Option granted pursuant to
Section 3.2 that is held by such Participant will terminate to the extent that it is not then exercisable, and any portion of such Option that is then exercisable may be exercised for only six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs.

    3.6  ADJUSTMENTS; ACCELERATION; TERMINATION.  Options granted under
Section 3.2 will be subject to adjustments, accelerations, and terminations as provided in Section 4.2, but only to the extent that such adjustment and any Board or Committee action in respect thereof in the case of a Change in Control is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, or is otherwise consistent with adjustments to Options held by persons other than executive officers of the Corporation (or, if there are none, consistent in respect of the underlying Shares with the effect on stockholders generally).

4.  OTHER PROVISIONS.

    4.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

        4.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

        4.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment (or services) of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person's consent thereto.

        4.1.3 PLAN NOT FUNDED. Options payable under this Plan will be payable in Shares or from the general assets of the Corporation. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

    4.2  ADJUSTMENTS; ACCELERATION.

        4.2.1 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

           (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options,
       (iii) the grant, purchase, or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

           (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

        4.2.2 ACCELERATION OF OPTIONS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each Option and Stock Appreciation Right will become fully vested and immediately exercisable.

        However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee will have no discretion with respect to the foregoing acceleration of Options. The Committee may override the limitations on acceleration in this Section 4.2.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.

        4.2.3 POSSIBLE EARLY TERMINATION OF ACCELERATED OPTIONS. If any Option under this Plan (other than an Option granted under Section 3.2) has been fully accelerated as permitted by Section 4.2.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2.1 that the Corporation does not survive, or
    (iii) the consummation of reorganization event described in Section 4.2.1 that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option will thereupon terminate.

    4.3 EFFECT OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

        4.3.1 OPTIONS--RESIGNATION OR DISMISSAL. If the Participant's employment by (or other service specified in the Option Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "SEVERANCE DATE") other than due to Retirement, Total Disability or death, or "FOR CAUSE" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, three months after the Severance Date to exercise any Option to the extent it has become vested the Severance Date. In the case of a termination for cause, the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.

        4.3.2 OPTIONS--DEATH OR DISABILITY. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or
    Section 4.2, until 12 months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

        4.3.3 OPTIONS--RETIREMENT. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

        4.3.4 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 4.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of
    Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

    4.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of securities and/or the payment of money under this Plan or under

Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

    4.5  TAX WITHHOLDING.

        4.5.1 CASH OR SHARES. Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company will have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.

        4.5.2 TAX LOANS. The Company may, in its discretion, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

    4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

        4.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

        4.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan will be subject to stockholder approval.

        4.6.3 AMENDMENTS TO OPTIONS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option.

        4.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND OPTIONS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this

    Plan prior to the effective date of such change. Changes contemplated by
    Section 4.2 will not be deemed to constitute changes or amendments for purposes of this Section 4.6.

    4.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to have any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

    4.8 EFFECTIVE DATE OF THE PLAN. This Plan will be effective upon its approval by the Board (the "EFFECTIVE DATE"), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

    4.9 TERM OF THE PLAN. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "TERMINATION DATE") and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of outstanding Options on the Termination Date.

    4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

        4.10.1 CHOICE OF LAW. This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with the laws of the State of Delaware.

        4.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

        4.10.3  PLAN CONSTRUCTION.

           (a) RULE 16b-3. It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

           (b) SECTION 162(m). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to
       Section 162(m) will qualify as performance-based compensation under
       Section 162(m) to the extent that the Committee authorizing the Option satisfies the administrative requirements thereof.

           This Plan will be interpreted consistent with such intent.

        4.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        4.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        4.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5.  DEFINITIONS.

    "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

    "BOARD" means the Board of Directors of the Corporation.

    "CHANGE IN CONTROL EVENT" means any of the following:

        (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

        (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

        (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

        (d) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 30% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

        (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    "COMMISSION" means the Securities and Exchange Commission.

    "COMMITTEE" shall mean the Board or any one or more committees of directors appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m), and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

    "COMMON STOCK" means the Common Stock of the Corporation, par value $0.01 per share, and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under
Section 4.2 of this Plan.

    "COMPANY" means, collectively, the Corporation and its Subsidiaries.

    "CORPORATION" means The MacNeal-Schwendler Corporation, a Delaware corporation, and its successors.

    "DISINTERESTED" means a director who is an "outside director" within the meaning of Section 162(m) and any applicable legal or regulatory requirements.

    "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or other employee of the Company.

    "ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

    "FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

    "INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

    "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

    "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

    "OPTION" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under
Section 3 shall be Nonqualified Stock Options.

    "OPTION AGREEMENT" means any writing setting forth the terms of an Option that has been authorized by the Committee.

    "OPTION DATE" means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under Section 3, the applicable dates set forth therein.

    "OTHER ELIGIBLE PERSON" means any individual consultant or advisor who or, to the extent provided in the next sentence, agent who renders or has rendered BONA FIDE services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee; provided, however, that no person shall be selected as an Other Eligible Person if such person's participation in this Plan would adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

    "PARTICIPANT" means an Eligible Person who has been granted an Option under this Plan and a Non-Employee Director who has been granted an Option under
Section 3.2 of this Plan.

    "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who by virtue of having become the legal representative of the Participant.

    "PLAN" means this The MacNeal-Schwendler Corporation 1998 Stock Option Plan.

    "QDRO" means a qualified domestic relations order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

    "RULE 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

    "SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act. Securities Act means the Securities Act of 1933, as amended from time to time.

    "SHARE" means a share of Common Stock.

    "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

    "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of Incentive Stock Options and Options granted to Non-Employee Directors) such other disabilities, infirmities, affliction or conditions as the Committee may include under Section 3.

                                                                       EXHIBIT A

                       THE MACNEAL-SCHWENDLER CORPORATION
                             1998 STOCK OPTION PLAN
                          NON-EMPLOYEE DIRECTOR STOCK
                                OPTION AGREEMENT

    THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "AGREEMENT") dated
as of the    day of         ,     , by and between The MacNeal-Schwendler
Corporation, a Delaware corporation (the "CORPORATION"), and         , (the
"DIRECTOR").

                                R E C I T A L S

    WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved The MacNeal-Schwendler Corporation 1998 Stock Option Plan (the "PLAN").

    WHEREAS, pursuant to Section 3 of the Plan, the Corporation has granted to
the Director effective as of the    day of         ,     (the "OPTION DATE") a
stock option to purchase all or any part of         shares of the Corporation's
Common Stock ("COMMON STOCK") subject to and upon the terms and conditions set forth in this Agreement and in the Plan.

    NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

    1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

    2. GRANT OF OPTION. This Agreement evidences the Corporation's grant to the Director of the right and option to purchase, subject to and upon the terms and conditions set forth in this Agreement and in the Plan, all or any part of
        shares of the Common Stock (the "SHARES") at the price of $        per
share (the "OPTION"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the fifth anniversary of the Option Date (the "EXPIRATION DATE"). Such price equals not less than the Fair Market Value of a Share on the Option Date.

    3. EXERCISABILITY OF OPTION. Except as provided in the Plan or in any resolution of the Board adopted after the date hereof, the Option shall become vested and exercisable as to 100% of the Shares on the day before the first anniversary of the Option Date.

    To the extent that the Option is vested and exercisable, if the Director does not in any year purchase all or any part of the Shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 3.3 of the Plan for the full purchase price of the Shares to be purchased.

    4. SERVICE AND EFFECT OF TERMINATION OF SERVICE. The Director agrees to serve as a member of the Board in accordance with the provisions of the Corporation's Certificate of Incorporation, ByLaws, and applicable law. If the Director's services as a member of the Board terminate for any reason, the Option shall terminate at the time and to the extent set forth in Section 3.5 of the Plan.

    5. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the terms and conditions of the Plan, incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. The Option is subject to adjustment, acceleration, and early termination as provided in Section 3.6 of the Plan. The Option is nontransferable as provided in Section 1.8 of the Plan.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DIRECTOR                                            THE MACNEAL-SCHWENDLER CORPORATION (a
                                                    Delaware corporation)
----------------------------------------
SIGNATURE

----------------------------------------            By: -------------------------------------
PRINT NAME

----------------------------------------            Its:
                                                    -------------------------------------
ADDRESS

----------------------------------------
CITY, STATE, ZIP CODE

                               CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Agreement by The
Macneal-Schwendler Corporation, I,         , the spouse of the Director therein
named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Date: -------------------                           ----------------------------------------
                                                    SIGNATURE OF SPOUSE

                             YOUR VOTE IS IMPORTANT

                          PLEASE SIGN, DATE AND RETURN
                                YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE

                         MSC.SOFTWARE CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS MAY 10, 2000

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         MSC.SOFTWARE CORPORATION

     The undersigned hereby appoints Frank Perna, Jr. and Louis Greco, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of MSC.Software Corporation to be held on May 10, 2000, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated March 29, 2000, receipt of which is hereby acknowledged by the undersigned.

     THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES, (2) FOR THE APPROVAL OF THE 2000 EXECUTIVE CASH OR STOCK BONUS PLAN, (3) FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 STOCK OPTION PLAN, AND (4) FOR THE RATIFICATION OF THE ACCOUNTANTS.

               This proxy is valid only when signed and dated.

                              See Reverse Side

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                            FOLD AND DETACH HERE

     The Board recommends that you vote FOR each of the nominees on Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4 by indicating your choice below:

Please mark your choice like this  /X/

                                        FOR all nominees      WITHHOLD AUTHORITY
                                        listed below          to vote for all
                                        (except as marked     nominees listed
                                        to the contrary).     below.

(1) The election of the nominees             / /                    / /
    for director specified in the
    Proxy Statement to Class III
    of the Board.

    George N. Riordan, William F. Grun

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THROUGH HIS NAME.


                                                  FOR      AGAINST      ABSTAIN
(2) Approval of the Company's 2000                / /        / /          / /
    Executive Cash or Stock Bonus Plan.

(3) Approval of the amendment to the 1998         / /        / /          / /
    Stock Option Plan.

(4) Ratification of  the appointment of           / /        / /          / /
    Ernst & Young LLP to serve as the
    Company's independent auditors for
    fiscal year 2000.

(5) Any other matters as may properly come before the meeting or any adjournment thereof. As to these other matters, the undersigned hereby confers discretionary authority.

Dated: ___________, 2000


_______________________________________
      (Please Print Name)

_______________________________________
 (Signature of holder of common stock)

_______________________________________
     (Signature if Held Jointly)

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees and guardians should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by an authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

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                            FOLD AND DETACH HERE